TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Quant Small-Cap Equity Fund

SUPPLEMENT NO. 1
dated May 15, 2020, to the Summary Prospectus dated March 1, 2020

SUPPLEMENT NO. 3
dated May 15, 2020, to the Statutory Prospectus dated March 1, 2020, as supplemented through March 18, 2020

Effective July 14, 2020 the TIAA-CREF Quant Small-Cap Equity Fund (the “Fund”) will resume offering its shares to new investors.

Consequently, as of this date, the Fund’s Summary Prospectus and Statutory Prospectus are hereby amended by deleting the first paragraph under the section entitled “Purchase and sale of Fund shares” on page 9 of the Summary Prospectus and page 72 of the Statutory Prospectus and also by deleting the first two paragraphs under the section entitled “Your account: purchasing, redeeming or exchanging shares” on page 129 of the Statutory Prospectus.

A40843 (5/20)